UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2026

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-18415	38-2830092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street	Mt. Pleasant	Michigan	48858-1649
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	ISBA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
    On May 5, 2026, Isabella Bank Corporation (the "Company") held its 2026 Annual Meeting of Shareholders. The matters listed below were submitted to a vote of the Company’s shareholders through the solicitation of proxies, and the proposals are described in the Company's Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 23, 2026. The certified voting results for each of the proposals are as follows:
Proposal 1 - Election of Directors
The following individual was elected to serve as a director of the Company to hold office until the 2027 Annual Meeting of Shareholders or until his successor has been duly elected and qualified or until his earlier death, resignation, or removal from office.

Nominee	For	Withhold	Broker Non-Votes
Brian B. Tessin	3,320,363	66,622	759,229
The following individuals were elected to serve as directors of the Company to hold office until the 2029 Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified or until their earlier death, resignation, or removal from office.

Nominee	For	Withhold	Broker Non-Votes
Dr. Jeffrey J. Barnes	3,303,689	83,296	759,229
David B. Behen	3,345,576	41,409	759,229
Melinda M. Coffin	3,312,891	74,094	759,229
Vicki L. Rupp	3,328,378	58,607	759,229
Proposal 2 - Advisory (Non-Binding) Vote on Executive Compensation
    The Company’s shareholders voted to approve, on an advisory, non-binding basis, the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
3,170,901	102,232	113,852	759,229
Proposal 3 - Approval of the Isabella Bank Corporation 2025 Employee Stock Purchase Plan
    The Company’s shareholders voted to approve the Isabella Bank Corporation 2025 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
3,227,845	47,669	111,471	759,229
Proposal 4 - Ratify the Appointment of Plante & Moran, PLLC
    The Company’s shareholders ratified the appointment of Plante & Moran, PLLC as the Company's independent registered public accounting firm for the year ending December 31, 2026.

For	Against	Abstain
4,070,547	39,773	35,894
SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	May 7, 2026	By:	/s/ Gerald J. Ritzert
Gerald J. Ritzert, Chief Financial Officer